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                                                                  EXECUTION COPY

                                                                   EXHIBIT 10.35


                                    GUARANTY
                    (AVIALL PRODUCT REPAIR SERVICES, INC. AND
                         INVENTORY LOCATOR SERVICE, LLC)


         GUARANTY (this "GUARANTY"), dated as of December 21, 2001, is made by each of the entities executing this Guaranty as "Subsidiaries" (each Subsidiary being a "GUARANTOR").


                                   WITNESSETH:


         WHEREAS, pursuant to that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") by and among Aviall Services, Inc. (the "COMPANY"), a Delaware corporation, Aviall, Inc. ("HOLDINGS"), a Delaware corporation, J. H. Whitney Mezzanine Fund, L.P. ("WMF"), a Delaware limited partnership, Whitney Private Debt Fund, L.P. ("WHITNEY DF"), a Delaware limited partnership, Whitney Limited Partner Holdings, LLC, a Delaware limited liability company ("WHITNEY LLC" and together with WMF and Whitney DF, the "WHITNEY FUNDS"), Blackstone Mezzanine Partners L.P. ("BLACKSTONE PARTNERS"), a Delaware limited partnership, Blackstone Mezzanine Holdings L.P. ("BLACKSTONE HOLDINGS" and together with Blackstone Partners, "BLACKSTONE"), a Delaware limited partnership, Carlyle High Yield Partners, LLP, a Delaware limited partnership ("CARLYLE") and Oak Hill Securities Fund, L.P., a Delaware limited partnership ("OAK HILL") (the Whitney Funds, Blackstone, Carlyle and Oak Hill are sometimes referred to herein individually, as a "PURCHASER" and collectively, as the "PURCHASERS") each Purchaser will purchase from the Company a 14% senior promissory note (each note sometimes referred to herein individually as a "NOTE" and collectively as the "NOTES") due December 21, 2007 in the aggregate principal amount of $80,000,000; and

         WHEREAS, in order to induce the Purchasers to purchase the Notes, each Guarantor will execute and deliver this Guaranty pursuant to which the Guarantors will, jointly and severally, guaranty, among other things, payment of all of the Obligations, as hereinafter defined; and

         WHEREAS, it is of material benefit to each Guarantor that the Purchasers purchase the Notes and that the Purchasers provide to the Company the capital represented thereby.

         Accordingly, each Guarantor agrees for the benefit of the Purchasers as follows:

         1. CERTAIN TERMS.

                  (a) Capitalized terms used herein without definition have the respective meanings set forth in the Purchase Agreement.



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                  (b) "OBLIGATIONS" means all (i) acts, performances and
obligations when due of the Company under the Notes, (ii) costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred in connection with the enforcement of this Guaranty and (iii) Indemnification Obligations.

                  (c) "INDEMNIFICATION OBLIGATIONS" means all acts, performances and obligations when due of the Company or Holdings under Article 7 and 11.14 of the Purchase Agreement, including, without limitation, the costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred in connection with the enforcement of this Guaranty.

         2. GUARANTY. The Guarantors hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to the Purchasers the full and punctual payment when due of all Obligations, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, and such guaranty is not conditional or contingent upon pursuit by the Purchasers of any prior action or proceeding for collection, or for any other remedies the Purchasers may have, against the Company or any other Person.

         3. CONSENT. The Guarantors hereby consent and agree that the whole or any part of the security now or hereafter held for any Obligation may be exchanged, compromised, released or surrendered from time to time; that the time or place of payment of any Obligation or of any security therefor may be exchanged or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; that the Company and any Guarantor or any other obligor on the Obligations may be granted indulgences generally; that any of the provisions of the Notes may be renewed, extended, modified, increased, accelerated, compromised, refinanced or waived; that neither the insolvency, bankruptcy and/or dissolution of the Borrower, any Guarantor or any other obligor on the Obligations, shall affect the obligations hereunder of any Guarantor; that neither the invalidity or unenforceability of any of the Obligations shall affect the obligations hereunder of any Guarantor; that no claim need be asserted against any trustee in bankruptcy or receiver or other representative in the event the Borrower, any Guarantor or any other obligor on the Obligations is adjudicated bankrupt or becomes insolvent; and that any property to the credit of the Borrower or any Guarantor or any other party liable for payment of any of the Obligations or liable upon any security therefor may be released from time to time, in whole or in part, at, before or after the stated, extended or accelerated maturity of such Obligations, all of which (i) may be affected without notice to or further assent by any Guarantor and (ii) shall not affect the obligations of any Guarantor under this Guaranty.

         4. WAIVER. The Guarantors hereby expressly waive:

                  (a) Notice of acceptance of this Guaranty;

                  (b) Presentment and demand for payment of any Obligation;

                  (c) Protest and notice of dishonor or default to such Guarantor or to any other party with respect to any Obligation or any security for any Obligation;



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               (d) Demand for payment under this Guaranty;

               (e) Notice of disposition of any security for any Obligation; and

               (f) Any defense by reason of impairment of: (i) any security now or hereafter held for any Obligation; or (ii) recourse against any party liable for the payment of any Obligation.

         5. GUARANTY OF PAYMENT. This Guaranty is a guaranty of payment and not of collection. Each Guarantor: (a) waives any claim to marshaling of assets; (b) waives any right to require that an action be brought against Borrower or any other Person prior to action against such Guarantor or any other Guarantor hereunder; and (c) waives any right to require that resort be had to any security, as applicable, for the Notes or any other Obligations guaranteed hereunder prior to action by any Purchaser against such Guarantor hereunder. Each Guarantor shall be released from all liability hereunder only upon payment in full in cash of all the Obligations.

         6. BINDING EFFECT. The obligations of each Guarantor hereunder shall be joint and several obligations of all of the Guarantors. The provisions of this Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Purchasers and their respective successors and assigns; it being understood that each Purchaser is free to assign its rights, benefits, duties and obligations under this Guaranty without the consent of any other party, and each Guarantor may not assign its rights, benefits, duties and obligations under this Guaranty without the prior written consent of each of the Purchasers.

         7. RIGHT OF SET OFF. The Purchasers agree that to the extent that the Guarantors have made payment hereunder of all or any portion of principal and interest required under the Notes, the full amount of such payment shall be deducted from amounts allocable and payable to the Purchasers pursuant to the Notes.

         8. LIMITATION OF GUARANTY. Any term or provision of this Guaranty or any other Transaction Document to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which the Guarantors shall be liable shall not exceed the maximum amount for which the Guarantors can be liable without rendering this Guaranty or any other Transaction Document, as it relates to the Guarantors, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer.

         9. REINSTATEMENT. This Guaranty shall remain in full force and effect and continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall, to the fullest extent permitted




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by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         10. SUBROGATION. After (and not before) all amounts payable under or in respect of all the Notes have been indefeasibly paid in full in cash, the Guarantors shall be subrogated to the rights of the Purchasers to receive payments in respect of the Notes, but only to the extent of amounts paid by the Guarantors pursuant to this Guaranty.

         11. AMENDMENT. This Guaranty may not be modified or amended except by a writing duly executed by the party to be charged.

         12. LAW. THIS GUARANTY SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE.

         13. SEVERABILITY. Wherever possible, each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be invalid under such laws, such provision shall be effective only to the extent of such prohibition or invalidity, without affecting the remainder of such provision or the remaining provisions of this Guaranty, which shall be binding and enforceable to the fullest extent allowable by law.

         14. WAIVER. Waiver by any Purchaser of a breach of this Guaranty shall not operate as a waiver of any subsequent breach thereof.

         15. SIGNATURES; COUNTERPARTS. Telefacsimile transmissions of any executed original document and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties hereto shall confirm telefacsimile transmissions by executing duplicate original documents and delivering the same to the requesting party or parties. This Guaranty may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

         16. NOTICES. All notices, requests and other communications to be given or otherwise made to any party hereto shall be deemed to be sufficient if contained in a written instrument duly transmitted by telecopy or telex or duly sent by overnight courier service or first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

               (a)    if to any Guarantor:

                           Aviall, Inc.
                           2750 Regent Boulevard





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                                    DFW Airport, TX 75261
                                    Telecopier No.: (972) 586-1010
                                    Attention: Jeffrey J. Murphy

                           with a copy to:

                                    Haynes and Boone, LLP
                                    901 Main Street, Suite 3100
                                    Dallas, Texas 75202
                                    Telecopier No. (214) 200-0676
                                    Attention: Janice V. Sharry

                  (b)      if to WMF, Whitney DF or Whitney LLC:

                                    c/o Whitney & Co
                                    177 Broad Street
                                    Stamford, Connecticut 06901
                                    Telecopier No.: (203) 973-1422
                                    Attention: Mr. Michael Salvator
                                               James H. Fordyce
                                               Joseph D. Carrabino, Jr.
                                               James A. Feeley III

                           with a copy to:

                                    Chadbourne & Parke, LLP
                                    30 Rockefeller Plaza
                                    New York, NY 10112I
                                    Telecopier No.: (212) 541-5369
                                    Attention: Thomas Meriam

                  (c)      if to Blackstone Partners:

                                    The Blackstone Mezzanine Group
                                    345 Park Avenue
                                    New York, NY 10154
                                    Telecopier No.: (212) 583-5482
                                    Attention: Sal Gentile

                  (d)      if to Blackstone Holdings:

                                    The Blackstone Mezzanine Group
                                    345 Park Avenue
                                    New York, NY 10154
                                    Telecopier No.: (212) 583-5482




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                                    Attention: Sal Gentile



                   (e)     if to Carlyle:

                                    The Carlyle Group
                                    520 Madison Avenue
                                    41st Floor
                                    New York, New York 10022
                                    Attention: Michael Zupon
                                               David Waxman

                   (f)     if to Oak Hill:

                                    Oak Hill Advisors, Inc.
                                    Park Avenue Tower
                                    65 East 55th Street
                                    New York, NY 10022
                                    Attention: Scott Krase

                  (g)      if to Lerner Enterprises:

                                    Oak Hill Asset Management, Inc.
                                    Park Avenue Tower
                                    65 East 55th Street
                                    32nd Floor
                                    New York, NY 10022
                                    Attention: Megan McCann

                                    And to:
                                    Lerner Enterprises
                                    11501 Huff Court
                                    Kensington, Maryland 20895-1094
                                    Attention: Margaret Mekenie

                   (h)     if to P & PK Limited Partnership:

                                    Oak Hill Asset Management Inc.
                                    Park Avenue Tower
                                    65 East 55th Street
                                    32nd Floor
                                    New York, New York 10022
                                    Attention: Megan McCann




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         17. CONSENTS AND WAIVERS RELATING TO LEGAL PROCEEDINGS.

                  (a) EACH PARTY TO THIS GUARANTY HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY EXPRESSLY SUBMITS TO THE PERSONAL JURISDICTION AND VENUE OF SUCH COURTS FOR THE PURPOSES THEREOF AND EXPRESSLY WAIVES ANY CLAIM OF IMPROPER VENUE AND ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 16 SUCH SERVICE TO BECOME EFFECTIVE 10 DAYS AFTER SUCH MAILING.

                  (b) EACH GUARANTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EACH GUARANTOR (X) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (Y) ACKNOWLEDGES THAT THE PURCHASERS HAVE BEEN INDUCED TO ENTER INTO THE PURCHASE AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





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         IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the 21st day of December, 2001.

                                      SUBSIDIARIES:

                                      AVIALL PRODUCT REPAIR SERVICES, INC.


                                      By:  /s/ Cornelius Van Den Handel
                                         ---------------------------------------
                                         Name:  Cornelius Van Den Handel
                                         Title: Vice President and Treasurer


                                      INVENTORY LOCATOR SERVICE, LLC


                                      By:  /s/ Cornelius Van Den Handel
                                         ---------------------------------------
                                         Name:  Cornelius Van Den Handel
                                         Title: Vice President and Treasurer





                          [SIGNATURE PAGE TO GUARANTY]




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